Supplement, dated February 17, 2023

to Statutory Prospectus, dated May 1, 2022

Statutory Prospectus of Mutual of America Life Insurance Company Separate Account No. 2

Thrift Plan Contracts

The following supplemental information should be read in conjunction with the Statutory Prospectus dated May 1, 2022 for the Thrift Plan Contracts (the “Contracts”), issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Within the “General Description of Contracts” section, under the “Your Right to Transfer Among Investment Alternatives” subheading, replace the first paragraph of the “Transfers and Allocation Changes and Withdrawals by Telephone or Internet” section with the following:

Transfers and Allocation Changes by Telephone or Website. You may make requests by telephone or website for transfers of Account Value among Investment Alternatives or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept withdrawal requests by telephone or website; however certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website. On any Valuation Day, we will consider requests by telephone or website that we receive prior to 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive at or after 4 p.m. Eastern Time (or the Exchange close) as received on the next Valuation Day.

Within the “Annuity Period” section, under the “Annuity Commencement Date” subheading, replace the second paragraph with the following:

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. Unless federal or state law or the Plan requires otherwise, you may elect an Annuity Commencement Date that is your:

•	Normal Retirement Date (generally, when you reach age 65); or

•	Early Retirement Date (up to 10 years before your Normal Retirement Date); or

•

Late Retirement Date (any time after your Normal Retirement Date), but not later than your required beginning date, which beginning in 2023 is the later of April 1 of the year following the year you reached age 73, or the year you are no longer actively at work.

Within the “Benefits Under the Contract” section, under the “Death Benefit During the Accumulation Period” subheading, replace paragraph (c) with the following:

(c) Beneficiary is the Eligible Spouse. Special rules apply if the only Beneficiary is your surviving Eligible Spouse. A Beneficiary, who is also your Eligible Spouse, may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Beneficiary does not have to begin receiving benefits until no later than your Required Beginning Date, which beginning in 2023 is the later of April 1 of the year following the year you reached age 73 if still alive. Alternatively, a Beneficiary who is also an Eligible Spouse, may roll your account balance over to his or her own qualified plan or 403(b) plan or to his or her own eligible IRA.

Within the “Our Payment of Account Value to Your or a Beneficiary” section, replace the first paragraph with the following:

Your right to withdraw your vested Account Value is restricted by federal tax law and the provisions of the applicable Plan. If you have the right to make withdrawals, you may withdraw all or a portion of your vested Account Value. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available. The amount withdrawn from each Investment Alternative that comprises your Account Value will be withdrawn proportionally from all Investment Alternatives in your account at the time of the withdrawal request, unless you instruct us otherwise. The dollar amount of the withdrawal will reduce the Account Value and death benefit by the same dollar amount.

Within the “Loans” section, replace the fourth paragraph with the following:

For Collateralized Loans, you are required to transfer an amount equal to 120% of the loan from the Separate Account to the General Account unless you already have allocated the necessary amount of your Account Value to the General Account to serve as collateral security for repayment of the loan. The amount withdrawn from each Investment Alternative that comprises your Account Value for the transfer of collateral security or the withdrawal for a trusteed loan will be withdrawn proportionally from all Investment Alternatives in your account at the time of the request, unless you instruct us otherwise. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due. For a Collateralized Loan, you can only borrow to the extent that you have allocated a sum equal to 120% of the loan amount to the General Account. If you do not have 120% of the loan amount (in addition to sums already serving as collateral for other loans) in the General Account and do not allocate additional amounts to the General Account from your Account Value allocated to other Investment Alternatives to achieve such 120%, you cannot borrow that loan amount. We do not transfer amounts to the General Account for purposes of satisfying the collateral requirement on your behalf unless we are instructed by you to transfer from other Investment Alternatives to the General Account.

Within the “Administrative Provisions” section, under the “How to Make Allocation Changes, Transfers and Withdrawals” subheading, replace the paragraph under “By Telephone or Internet” with the following:

By Telephone or Website. You may call us at 800.468.3785 or visit our website at www.mutualofamerica.com to obtain information about your Account Value, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Value among Investment Alternatives. You will be required to use a password to access our website, and to provide your personal identification number (PIN) or identifying personal information to provide instructions by telephone. You may not make withdrawals by telephone or website; however certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website.

Within the “Administrative Provisions” section, under the “How to Make Allocation Changes, Transfers and Withdrawals” subheading, replace the second paragraph under “Where You Should Direct Requests” with the following:

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website, or you may make a withdrawal request by writing to our Withdrawal Processing Center. Written requests to the Withdrawal Processing Center should be sent to: Mutual of America Life Insurance Company, Withdrawal Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You should use our forms to submit written requests to us; incomplete, unclear or unsigned forms will be returned without action.